                                  Exhibit 99.1

                  ABS Informational and Computational Materials

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

                          $[499,726,000] (Approximate)
                        IndyMac Home Equity Mortgage Loan
                       Asset-Backed Notes, Series 2006-H1

                              IndyMac Bank, F.S.B.
                             (Sponsor and Servicer)

                                      FGIC
                                   (Guarantor)

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
Syndicate               Pat Quinn/ Dan Covello / Paul Tedeschi    (212) 526-9519

ABS Trading             Gordon Sweely                             (212) 526-6870
                        Robert Toppe                              (212) 526-3709

Mortgage Finance        Tom O'Hara                                (212) 526-6469
                        Shiv Rao                                  (212) 526-6205
                        Vinay Khandelwal                          (212) 526-2755

Structuring             Sei-Hyong Park                            (212) 526-0203
                        Manoj Gupta                               (212) 526-1453

   LEHMAN BROTHERS                               Residential Mortgage Finance

The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 59519; Attention: Paul Tedeschi.

This preliminary term sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this preliminary term sheet is preliminary and is subject to completion or change. The information in this preliminary term sheet, if conveyed prior to the time of your contractual commitment to purchase any of the securities, supersedes information contained in any prior similar materials relating to these securities. This preliminary term sheet is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this preliminary term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this preliminary term sheet may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

The issuer of the securities has not prepared, provided, approved or verified any statistical or numerical information presented in this preliminary term sheet, although that information may be based in part on loan level data provided by the issuer or its affiliates.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, asset-backed securities and the asset pools backing them are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance. As a result, you may commit to purchase securities with characteristics that may change materially, and all or a portion of the securities may not be issued with material characteristics described in these materials. Our obligation to sell securities to you is conditioned on those securities having the material characteristics described in these materials. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities you committed to purchase, and there will be no liability between us as a consequence of the non-delivery. However, unless the class of securities you committed to purchase has been eliminated, we will provide you with revised offering materials and offer you an opportunity to purchase that class, as described in the revised offering materials.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear with this communication to which this preliminary term sheet is attached relating to:

(1)   these materials not constituting an offer (or a solicitation of an offer),

(2) no representation that these materials are accurate or complete and may not be updated, or

(3)   these materials possibly being confidential,

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
          IndyMac Home Equity Mortgage Loan Asset Backed Notes 2006-H1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                To Maturity
-----------------------------------------------------------------------------------------------------------
                                                        Est. Prin.   Expected      Stated        Expected
           Approx.                   Tsy.      Est.       Window      Final         Final        Ratings
Class       Size         Type       BMark   WAL (yrs)     (mos)      Maturity    Maturity(1)  (Moody's/S&P)
A       $490,924,000   Flt - PT    1 m LI      2.40        1-143    02/25/2018    04/25/2036    Aaa / AAA
M1      $  8,802,000   Flt - PT    1 m LI      3.70        31-74     5/25/2012    04/25/2036    -- / BBB-

-----------------------------------------------------------------------------------------------------------
                                  To 10% Optional Redemption ("Call")(2)
-----------------------------------------------------------------------------------------------------------
                                                        Est. Prin.   Expected      Stated        Expected
           Approx.                   Tsy.      Est.       Window      Final         Final        Ratings
Class       Size         Type       BMark   WAL (yrs)     (mos)      Maturity    Maturity(1)  (Moody's/S&P)
A       $490,924,000   Flt - PT    1 m LI      2.21        1-69     12/25/2011    04/25/2036    Aaa / AAA
M1      $  8,802,000   Flt - PT    1 m LI      3.69       31-69     12/25/2011    04/25/2036    -- / BBB-

--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
                    40% CPR / 10% Constant Draw Rate ("CDR")

(1) The Stated Final Maturity Date with respect to the Notes is the Payment Date six months following the latest possible maturity date of a Mortgage Loan in the Pool which amortizes according to its terms. On the Stated Final Maturity Date, holders of the Notes will be entitled to receive a payment of principal in an amount equal to the outstanding principal balance of the Notes.

(2) The Master Servicer may exercise its right to redeem the Notes when the principal balance of the Notes is equal to or less than 10% of the Notes as of the Closing Date.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                                Summary of Terms
--------------------------------------------------------------------------------
Issuer: IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1 (the "Trust").

Depositor:                          IndyMac ABS, Inc.

Originators:                        IndyMac Bank, F.S.B. and Paul Financial, LLC

Seller:                             IndyMac Bank, F.S.B.

Servicer:                           IndyMac Bank, F.S.B.

Indenture Trustee:                  Deutsche Bank National Trust Company

Owner Trustee:                      Wilmington Trust Company

Rating Agencies:                    Standard & Poor's ("S&P") and Moody's
                                    Investor Service ("Moody's")

Note Insurer:                       Financial Guaranty Insurance Company
                                    ("FGIC")

Underwriters:                       Lehman Brothers Inc.

                                    Goldman, Sachs and Co.

Expected Pricing Date:              Week of March 20, 2006

Expected Closing Date:              March 30, 2006

Record Date:                        The last Business Day immediately preceding
                                    the related Payment Date.

Payment Date:                       25th of each month, or if such day is not a
                                    business day the next succeeding Business
                                    Day. (First Payment Date: April 25, 2006).

Cut-off Date:                       March 1, 2006

Day Count:                          Actual/360.

Interest Accrual:                   Interest accrues on the Notes from the last
                                    Payment Date (or in the case of the first
                                    Payment Date, the Closing Date) through the day preceding the current Payment Date (such period, the "Accrual Period").

Collection Period:                  The calendar month immediately preceding a
                                    Payment Date.

Class A Note Rate:                  The lesser of (a) 1 month Libor + [ ] and
                                    (b) the Maximum Rate.

Class M1 Note Rate:                 The lesser of (a) 1 month Libor + [ ] and
                                    (b) the Maximum Rate.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Clearing:                           DTC, Euroclear or Clearstream.

Denomination:                       Minimum $25,000; increments of $1,000.

SMMEA Eligibility:                  The Class A Notes are not expected to be
                                    SMMEA eligible.

ERISA Eligibility:                  The Notes are expected to be ERISA eligible.

Tax Structure:                      REMIC for Federal income tax purposes.

Credit Enhancement:                 1.    FGIC will unconditionally guarantee
                                          timely payment of interest and
                                          ultimate payment of principal of the
                                          Class A Notes.

                                    2.    Subordination of lower rated Classes
                                          of Notes

                                    3.    Overcollateralization, as described
                                          herein.

                                    4.    Excess cashflow.

The Notes and the Certificates:     The Class A Notes and Class M1 Notes are
                                    the subject of these Preliminary Summary of Terms.

                                    The Trust will also issue approximately
                                    $3,270,000 Class M2 Notes (together with the Class A Notes and the Class M1 Notes, the "Notes"), as well as three classes of certificates, which include the Class P Certificates (prepayment penalty class), the Class L Certificates (Seller's Interest), and the Class R Certificates (and together with the Class L Certificates, the "Residual Certificates").

                                    The Class M2 Notes, the Class P
                                    Certificates and the Residual Certificates are not the subject of this Preliminary Summary of Terms. Information regarding the Class M2 Notes and the Residual Certificate is provided only to more fully describe the terms of the Class A Notes and Class M1 Notes.

The HELOCs:                         The collateral will consist of adjustable
                                    rate, first and second lien home equity
                                    lines of credit ("HELOCs"). Each HELOC
                                    adjusts monthly to a rate equal to the
                                    Prime Rate plus its margin, subject to a gross cap rate.

                                    The aggregate drawn principal balance of the HELOCs as of the Cut-off Date (the "Cut-off Date Balance") is approximately $502,996,253.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Invested Amount:                    With respect to any Payment Date is the
                                    Initial Invested Amount reduced by (i) the aggregate amount of principal collected on the HELOCs and allocable to the Class A
                                    Notes, Class M1 Notes and Class M2 Notes as of the end of the previous Due Period and on the related Payment Date and (ii) the aggregate of Investor Charge-Off Amounts since the Cut-Off Date, including the Investor Charge-Off Amount for such Payment
                                    Date.

                                    The Initial Invested Amount is expected to be approximately $502,996,253.

Seller's Interest:                  The Seller's Interest is equal to the
                                    outstanding pool balance at the end of the previous Due Period minus the Invested
                                    Amount.

Floating Allocation Percentage:     With respect to any Payment Date is the
                                    percentage equivalent of a fraction with a numerator which is the Invested Amount at the end of the previous Due Period and the denominator of which is the outstanding pool balance at the end of the previous Due
                                    Period (in the case of the first Payment
                                    Date, the outstanding pool balance as of the Cut-Off Date), provided such percentage shall not be greater than 100%.

Investor Charge-Off Amounts:        For a given Payment Date, the amount of
                                    charge-offs incurred during the related Due
                                    Period multiplied by the Floating Allocation
                                    Percentage.

Overcollateralization:              Overcollateralization will be equal the
                                    excess of the Invested Amount over the
                                    principal balance of the Notes. Certain
                                    Excess Cashflow will be applied as a payment of principal on the Notes on each Payment
                                    Date to maintain the Overcollateralization
                                    Amount for the Notes, or to increase it to the Specified Overcollateralization Amount.
                                    The Specified Overcollateralization Amount on any Payment Dates will be an amount equal to:

                                          (i) prior to the Stepdown Date, 0.50%
                                    of the Initial Invested Amount and (ii) on or after the Stepdown Date the greater of
                                    (1) 0.50% of the Initial Invested Amount and
                                    (2) 1.00% of the Invested Amount as of the end of the related Collection Period.

                                          Provided, however, that no reduction
                                    in clause (ii) shall occur unless (a) the aggregate cumulative Floating Allocation Percentage of the Liquidation Loss Amounts with respect to the Pool as a percentage of the Initial Invested Amount are less than
                                    (i) with respect to the first Payment Date to and including the 48th Payment Date, 1.75%, (ii) with respect to the 49th Payment Date to and including the 60th Payment Date, 2.50%, (iii) with respect to the 61st Payment Date to and including the 72nd Payment Date, 3.00%, (iv) with respect to the 73rd Payment Date and thereafter, 3.25% and (b) the Six Month Rolling Delinquency Rate for such Payment Date is less than 3.50%.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Stepdown Date:                      With respect to the Notes, the later to
                                    occur of (a) the 31st Payment Date and (b) the first Payment Date on which the senior credit enhancement, as of that date, has become twice the initial senior credit enhancement.

Subordination:                      The certificates representing the residual
                                    interests in the Trust will be subordinated to payments due on the Notes except to the limited extent described herein. The Class
                                    M1 and Class M2 Notes will be subordinated to payment of the Class A Notes. This subordination provides credit enhancement to the Notes.

Charge-Off Amount:                  With respect to any Charged-Off HELOC under
                                    clause (i) of the definition thereof, the amount of the Principal Balance that has been written down and with respect to any Charged-Off HELOC under clause (ii) of the definition thereof, the entire outstanding
                                    Principal Balance of such HELOC minus the Appraised Value of the related Mortgaged
                                    Property.

Charged-Off HELOC:                  Means (i) a HELOC with a Principal Balance
                                    that has been written down on the related
                                    Servicer's servicing system in accordance with its policies and procedures and (ii) any second lien HELOC that is more than 180 days past due.

Liquidation Loss Amount:            With respect to any Payment Date and HELOC
                                    that became a Liquidated HELOC during the related Collection Period, the unrecovered portion of the related Principal Balance thereof at the end of such Collection
                                    Period, after giving effect to the Net
                                    Liquidation Proceeds applied in reduction of such Principal Balance.

Allocation of Realized Losses:      Generally, the Floating Allocation
                                    Percentage of the realized losses on the HELOCs will be absorbed first, by the Floating Allocation Percentage of the excess cashflow, second, by the
                                    Overcollateralization Amount, and third, by the Class M2 Notes, and lastly, by the Class
                                    M1 Notes.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Amortization Periods:               The allocation of principal collections is
                                    divided into two distinct periods: the
                                    Managed Amortization Period and the Rapid
                                    Amortization Period.

Managed Amortization Period:        Begins on the first Payment Date and ends
                                    on the earlier of (a) the 120th Payment
                                    Date or (b) the Payment Date which
                                    immediately follows a Rapid Amortization
                                    Event.

Rapid Amortization Period:          Immediately follows the end of the Managed
                                    Amortization Period.

Maximum Rate:                       The Maximum Rate with respect to the Notes
                                    on any Payment Date is equal to the product of (x) weighted average of the Interest
                                    Rates of the HELOCs as of the beginning of the Collection Period, net of (i) the Servicing Fee Rate, (ii) the Owner Trustee
                                    Fee Rate (expressed as a per annum rate),
                                    (iii) the Indenture Trustee Fee Rate
                                    (expressed as a per annum rate) (iv) a per annum rate equal to a fraction, the numerator of which is the product of (a) 12 and (b) the sum of (1) any interest shortfalls resulting from application of the Relief Act (2) any interest shortfalls resulting from prepayments on the HELOCs and (3) any payments to the Indenture
                                    Trustee for reimbursed expenses and the
                                    denominator of which is the Pool Balance at the beginning of the related Collection
                                    Period, and the denominator of which is the principal balance of the HELOCs at the beginning of the related Collection Period, and (v) the product of (1) the premiums payable to the Insurer (expressed as a per annum rate) and (2) a fraction, the numerator of which is the principal balance of the Class A Notes immediately before the Payment Date and the denominator of which is the principal balance of the HELOCs at the beginning of the related Collection
                                    Period, and (y) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related
                                    Accrual Period.

Servicing Fee:                      0.50% per annum (the "Servicing Fee Rate")
                                    on the aggregate principal balance of the HELOCs, payable monthly at 1/12 of the per annum rate.

Deferred Interest:                  To the extent the applicable Maximum Rate
  ("Catch-Up Interest")             is less than 1 month LIBOR + [ ] on any
                                    Payment Date, the deficiency will be
                                    deferred ("Deferred Interest") and will
                                    accrue interest on each subsequent Payment
                                    Date at the applicable Note Rate. Such
                                    Deferred Interest will be reimbursed
                                    through distributions on following Payment
                                    Dates, to the extent of remaining Available
                                    Funds applied in the priority set forth
                                    under "Priority of Payments" herein.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Priority of Distributions:          On each Payment Date, the Indenture Trustee
                                    will make distributions from the Floating
                                    Allocation Percentage of amounts received in respect of the HELOCs during each Collection
                                    Period (net of the payments to the Indenture
                                    Trustee Fee, Servicing Fee and the Owner
                                    Trustee Fee, and Termination Fees), to the extent of available funds, as follows:

                                    (1)   to pay the Note Insurer premium;

                                    (2)   to the Class A Notes, interest at the
                                          Class A Note Rate for such payment
                                          Date;

                                    (3)   to the Class A Notes, the Class A
                                          Principal Distribution Amount for the
                                          related period;

                                    (4)   to the Class A Notes, as a form of
                                          principal, (a) the Investor Charge-Off
                                          Amounts incurred during the preceding
                                          calendar month and (b) Investor
                                          Charge-Off Amounts incurred during
                                          previous periods which were not
                                          subsequently reimbursed;

                                    (5)   as payment for any other amounts owed
                                          to the Note Insurer;

                                    (6)   to the Class M1 Notes, interest at the
                                          Class M1 Note Rate for such Payment
                                          Date;

                                    (7)   to the Class M2 Notes, interest at the
                                          Class M2 Note Rate for such Payment
                                          Date;

                                    (8)   to the Class A Notes, any Accelerated
                                          Principal Amounts;

                                    (9)   to pay the Class M1 Principal
                                          Distribution Amount and Class M1
                                          Accelerated Principal Amounts due to
                                          the Class M1 Notes;

                                    (10)  to pay the Class M2 Principal
                                          Distribution Amount and Class M2
                                          Accelerated Principal Amounts due to
                                          the Class M2 Notes;

                                    (11)  to the Servicer, certain unreimbursed
                                          amounts, if any;

                                    (12)  sequentially, to pay to the Class A,
                                          Class M1 and Class M2 Notes the
                                          current Deferred Interest and any
                                          unpaid Deferred Interest from prior
                                          Payment Dates at their respective Note
                                          Rates;

                                    (13)  pari passu, to the Indenture Trustee,
                                          any unreimbursed expenses and to the
                                          Owner Trustee, any unpaid fees and
                                          unreimbursed expenses; and

                                    (14)  to pay the remaining amounts to the
                                          holders of the Residual Certificates.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Class A Principal Distribution      Prior to the Stepdown Date or if a Rapid
Amount:                             Amortization Event is in effect, the
                                    Principal Payment Amount. On or after the
                                    Stepdown Date and if a Rapid Amortization
                                    Event is not in effect, the lesser of (a) the excess of (i) the principal balance of the Class A Notes over (ii) the Class A
                                    Target Amount and (b) the Principal Payment
                                    Amount.

Class A Target Amount:              The lesser of (a) the product of (i) 94.20%
                                    and (ii) Invested Amount at the end of the related Collection Period and (b) the excess if any of (i) Invested Amount at the end of the related Collection Period over (ii)
                                    0.50% of the Cut-off Date Balance.

Class M1 Principal Distribution     Prior to the Stepdown Date or if a Rapid
Amount:                             Amortization Event is in effect, (a) if the
                                    principal balance of the Class A Notes has been reduced to zero, the Principal Payment
                                    Amount and (b) if the Class A Notes remain outstanding, zero. On or after the Stepdown
                                    Date and if a Rapid Amortization Event is not in effect, the lesser of (a) the excess of (i) the principal balance of the Class A
                                    (after giving effect to payments of
                                    principal on such Payment Date) and Class M1
                                    Notes immediately prior to such payment date over (ii) the Class M1 Target Amount and (b) the Principal Payment Amount after giving effect to payments of principal to the Holders of the Class A Notes.

Class M1 Target Amount:             The lesser of (a) the product of (i) 97.70%
                                    and (ii)Invested Amount at the end of the related Collection Period and (b) the excess if any of (i) Invested Amount at the end of the related Collection Period over (ii)
                                    0.50% of the Cut-off Date Balance.

Class M2 Principal Distribution     Prior to the Stepdown Date or if a Rapid
Amount:                             Amortization Event is in effect, (a) if the
                                    principal balance of the Class A and Class
                                    M1 Notes have been reduced to zero, the
                                    Principal Payment Amount and (b) if the
                                    Class A and Class M1 Notes remain
                                    outstanding, zero. On or after the Stepdown
                                    Date and if a Rapid Amortization Event is not in effect, the lesser of (a) the excess of (i) the principal balance of the Class A
                                    (after giving effect to payments of
                                    principal on such Payment Date), Class M1
                                    Notes (after giving effect to payments of principal on such Payment Date) and Class M2
                                    Notes immediately prior to such payment date over (ii) the Class M2 Target Amount and (b) the Principal Payment Amount after giving effect to payments of principal to the Holders of the Class A Notes and the Class
                                    M1 Notes.

Class M2 Target Amount:             The lesser of (a) the product of (i) 99.00%
                                    and (ii) Invested Amount at the end of the related Collection Period and (b) the excess if any of (i) Invested Amount at the end of the related Collection Period over (ii)
                                    0.50% of the Cut-off Date Balance.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Principal:                          Excluding any Rapid Amortization Events, the
                                    allocation of principal collections to the Notes are divided into two distinct periods:
                                    the Managed Amortization Period and the
                                    Rapid Amortization Period.

                                    With respect to each Payment Date, holders of Notes will receive the "Principal Payment Amount," which shall equal the positive difference between (a) the Maximum Principal Payment minus (b) the "Overcollateralization Reduction Amount", if any, in each case with respect to such Payment Date.

                                          (A)   During the Managed Amortization
                                                Period, the "Maximum Principal
                                                Payment" shall equal the "Net
                                                Principal Collections" with
                                                respect to such Payment Date.

                                          (B)   During the Rapid Amortization
                                                Period, the "Maximum Principal
                                                Payment" shall equal the
                                                Floating Allocation Percentage
                                                of Principal Collections with
                                                respect to such Payment Date.

                                          (C)   "Principal Collections" shall
                                                equal, with respect to any
                                                Payment Date, the sum of all
                                                payments with respect to
                                                principal received on the HELOCs
                                                during the related Collection
                                                Period.

                                          (D)   "Net Principal Collections"
                                                shall equal the positive
                                                difference between (x) the
                                                Floating Allocation Percentage
                                                of Principal Collections with
                                                respect to such Payment Date
                                                minus (y) the sum of (a) the
                                                Floating Allocation Percentage
                                                of the aggregate principal
                                                amount of all Additional
                                                Balances (draws on the HELOCs)
                                                arising during the related
                                                Collection Period.

                                          (E)   "Overcollateralization Reduction
                                                Amount", with respect to each
                                                Payment Date, shall equal the
                                                amount, if any, by which the
                                                Overcollateralization Amount
                                                exceeds the Specified
                                                Overcollateralization Amount,
                                                assuming the Maximum Principal
                                                Payment Amount is paid on the
                                                Notes on such Payment Date.

Accelerated Principal Amounts:      On any Payment Date where excess cashflow
                                    exists, all or a portion of such amount will be distributed to pay principal on the Notes to the extent required to maintain or increase the Overcollateralization Amount to the Specified Overcollateralization Amount.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Optional Redemption:                The Servicer may exercise its right to
                                    repurchase the HELOCs on any Payment Date on or after which the principal balance of the Notes, prior to giving effect to payments of principal on such Payment Date, declines to 10% or less of the principal balance of the Notes as of the Closing Date. The first such date is the "Optional Redemption Date". The aggregate repurchase price is equal to the greater of (x) the sum of (i) the unpaid principal balance of the HELOCS plus accrued interest thereon, (iii) any unreimbursed servicing advances, unreimbursed expenses and unpaid fees due to the Servicer, Insurer, Indenture Trustee and Owner Trustee on such Payment Date, and (y) the sum of (i) the principal balance of the Notes and interest due thereon on such Payment Date and (ii) any unreimbursed servicing advances, unreimbursed expenses and unpaid fees due the Servicer, the Indenture
                                    Trustee, the Insurer and the Owner Trustee on such Payment Date. If such an event occurs, holders of the Notes will receive a final distribution on such Payment Date.

Amendments to Credit Line           The Servicer may change the terms of the
Agreements:                         HELOC agreements at any time provided that
                                    such changes (i) do not materially adversely affect the interest of the Noteholders, and
                                    (ii) are consistent with prudent servicing practice. Such modifications may include increases in the Credit Limit of the related
                                    HELOC or change in lien position of the
                                    HELOC, provided that certain conditions and limitations (such as combined loan-to-value ratio) are met.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------
Rapid Amortization Events           (i)   A default in the payment of any
                                          interest and/or principal, and such
                                          default continues for a period of five
                                          Business Days;

                                    (ii)  The failure on the part of the Trust,
                                          the Depositor, the Seller, the
                                          Servicer to perform any of its other
                                          material obligations under the Sale
                                          and Servicing Agreement, the Trust
                                          Agreement, the Indenture or certain
                                          other material agreements, which
                                          failure materially and adversely
                                          affects the interests of the
                                          Noteholders or the Insurer and
                                          continues unremedied for 60 days;

                                    (iii) The Trust becomes subject to
                                          regulation as an "investment company,"
                                          as such term is defined in the
                                          Investment Company Act of 1940;

                                    (iv)  cumulative draws in respect of
                                          interest under the Policy exceed 1% of
                                          the aggregate Cut-off Date Balance or
                                          there is a draw in respect of
                                          principal; or

                                    (v)   An Event of Servicing Termination, as
                                          defined in the Indenture, has
                                          occurred.

                                    The Servicer shall:

Servicing:                          (1)   pay all out-of-pocket expenses to
                                          service the HELOCs; and

                                    (2)   will receive the Servicing Fee plus
                                          all assumption fees, late payment
                                          charges and other fees and charges, to
                                          the extent collected from borrowers,
                                          as additional servicing compensation.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

                          $[502,996,000] (Approximate)
                        IndyMac Home Equity Mortgage Loan
                       Asset-Backed Notes, Series 2006-H1

                              IndyMac Bank, F.S.B.
                             (Sponsor and Servicer)

                                      FGIC
                                   (Guarantor)

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
Syndicate              Pat Quinn/ Dan Covello / Paul Tedeschi    (212) 526-9519

ABS Trading            Gordon Sweely                             (212) 526-6870
                       Robert Toppe                              (212) 526-3709

Mortgage Finance       Tom O'Hara                                (212) 526-6469
                       Shiv Rao                                  (212) 526-6205
                       Vinay Khandelwal                          (212) 526-2755

Structuring            Sei-Hyong Park                            (212) 526-0203
                       Manoj Gupta                               (212) 526-1453

   LEHMAN BROTHERS                               Residential Mortgage Finance

The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 59519; Attention: Paul Tedeschi.

This preliminary term sheet does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this preliminary term sheet is preliminary and is subject to completion or change. The information in this preliminary term sheet, if conveyed prior to the time of your contractual commitment to purchase any of the securities, supersedes information contained in any prior similar materials relating to these securities. This preliminary term sheet is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this preliminary term sheet may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this preliminary term sheet may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

The issuer of the securities has not prepared, provided, approved or verified any statistical or numerical information presented in this preliminary term sheet, although that information may be based in part on loan level data provided by the issuer or its affiliates.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, asset-backed securities and the asset pools backing them are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance. As a result, you may commit to purchase securities with characteristics that may change materially, and all or a portion of the securities may not be issued with material characteristics described in these materials. Our obligation to sell securities to you is conditioned on those securities having the material characteristics described in these materials. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities you committed to purchase, and there will be no liability between us as a consequence of the non-delivery. However, unless the class of securities you committed to purchase has been eliminated, we will provide you with revised offering materials and offer you an opportunity to purchase that class, as described in the revised offering materials.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear with this communication to which this preliminary term sheet is attached relating to:

(1)   these materials not constituting an offer (or a solicitation of an offer),

(2) no representation that these materials are accurate or complete and may not be updated, or

(3)   these materials possibly being confidential,

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

--------------------------------------------------------------------------------
      The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

                      Weighted Average Life(1) and Maturity
             Sensitivity of the Class A Notes to Payments and Draws

                       (Assumes 10% Optional Termination)

----------------------------------------------------------------------------------------------------------------------------------
  % CPR              30                       35                      40                      45                      50
----------------------------------------------------------------------------------------------------------------------------------
 Constant
Draw rate   WAL  Window  Maturity   WAL  Window  Maturity    WAL Window  Maturity    WAL Window  Maturity    WAL Window  Maturity
---------
    5      2.90  1 - 90 9/25/2013  2.34  1 - 73  4/25/2012  1.94 1 - 61  4/25/2011  1.63 1 - 51  6/25/2010  1.39 1 - 44 11/25/2009
   10      3.53 1 - 109 4/25/2015  2.74  1 - 85  4/25/2013  2.21 1 - 69 12/25/2011  1.82 1 - 57 12/25/2010  1.52 1 - 48  3/25/2010
   15      4.41 1 - 126 9/25/2016  3.34 1 - 104 11/25/2014  2.57 1 - 80 11/25/2012  2.06 1 - 64  7/25/2011  1.69 1 - 53  8/25/2010
----------------------------------------------------------------------------------------------------------------------------------

(1) The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and
      (iii) dividing the sum by the initial principal balance of the Notes. Assumes a Closing Date of Mar 30, 2006.

             Sensitivity of the Class M1 Notes to Payments and Draws

                       (Assumes 10% Optional Termination)

----------------------------------------------------------------------------------------------------------------------------------
  % CPR              30                       35                      40                      45                      50
----------------------------------------------------------------------------------------------------------------------------------
 Constant
Draw rate   WAL  Window  Maturity   WAL  Window  Maturity    WAL Window  Maturity    WAL Window  Maturity    WAL Window  Maturity
---------
    5      4.72   31-90 9/25/2013  3.88   31-73  4/25/2012  3.35  31-61  4/25/2011  3.01  31-51  6/25/2010  2.81  31-44 11/25/2009
   10      5.74  34-109 4/25/2015  4.47   31-85  4/25/2013  3.69  31-69 12/25/2011  3.21  31-57 12/25/2010  2.92  31-48  3/25/2010
   15      7.24  44-126 9/25/2016  5.41  32-104 11/25/2014  4.22  31-80 11/25/2012  3.51  31-64  7/25/2011  3.08  31-53  8/25/2010
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

                     Weighted Average Life (1) and Maturity
       Sensitivity of the Class A Notes to Payments and Draws (continued)

                        (Assumes No Optional Termination)

------------------------------------------------------------------------------------------------------------------------------------
  % CPR              30                      35                        40                       45                      50
------------------------------------------------------------------------------------------------------------------------------------
 Constant
Draw rate   WAL  Window  Maturity   WAL  Window  Maturity    WAL  Window  Maturity   WAL    Window  Maturity   WAL  Window  Maturity
---------
    5      3.14 1 - 174 9/25/2020  2.55 1 - 152 11/25/2018  2.12 1 - 133  4/25/2017  1.78  1 - 116 11/25/2015 1.51 1 - 100 7/25/2014
   10      3.73 1 - 186 9/25/2021  2.96 1 - 163 10/25/2019  2.40 1 - 143  2/25/2018  1.99  1 - 126  9/25/2016 1.66 1 - 109 4/25/2015
   15      4.59 1 - 196 7/25/2022  3.53 1 - 174  9/25/2020  2.79 1 - 153 12/25/2018  2.25  1 - 135  6/25/2017 1.85 1 - 119 2/25/2016
----------------------------------------------------------------------------------------------------------------------------------

(1) The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and
      (iii) dividing the sum by the initial principal balance of the Notes. Assumes a Closing Date of Mar 30, 2006.

       Sensitivity of the Class M1 Notes to Payments and Draws (continued)

                        (Assumes No Optional Termination)

------------------------------------------------------------------------------------------------------------------------------------
  % CPR              30                      35                        40                       45                      50
------------------------------------------------------------------------------------------------------------------------------------
 Constant
Draw rate   WAL Window  Maturity    WAL  Window  Maturity    WAL  Window Maturity   WAL   Window  Maturity   WAL  Window  Maturity
---------
    5      4.74  31-97  4/25/2014  3.90  31-78   9/25/2012  3.36  31-65  8/25/2011  3.02  31-55  10/25/2010 2.81   31-47  2/25/2010
   10      5.75 34-116 11/25/2015  4.48  31-92  11/25/2013  3.70  31-74  5/25/2012  3.22  31-61   4/25/2011 2.92   31-51  6/25/2010
   15      7.25 44-131  2/25/2017  5.42  32-111  6/25/2015  4.23  31-86  5/25/2013  3.52  31-69  12/25/2011 3.09   31-57 12/25/2010
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

Maximum Rate Schedule (1)(2)

The Maximum Rate Schedule is shown for the first 48 Distribution Dates.

--------------------------------            ------------------------------------
   Month        Maximum Rate (%)               Month            Maximum Rate (%)
--------------------------------            ------------------------------------
     1                - (3)                     25                   16.795
     2               17.152                     26                   17.355
     3               16.792                     27                   16.795
     4               17.351                     28                   17.355
     5               16.792                     29                   16.796
     6               16.792                     30                   16.796
     7               17.352                     31                   17.356
     8               16.792                     32                   16.795
     9               17.352                     33                   17.355
     10              16.792                     34                   16.795
     11              16.792                     35                   16.795
     12              18.592                     36                   18.594
     13              16.793                     37                   16.795
     14              17.353                     38                   17.354
     15              16.793                     39                   16.795
     16              17.353                     40                   17.354
     17              16.793                     41                   16.794
     18              16.793                     42                   16.794
     19              17.353                     43                   17.354
     20              16.794                     44                   16.794
     21              17.354                     45                   17.354
     22              16.794                     46                   16.794
     23              16.794                     47                   16.794
     24              17.953                     48                   18.593

(1)   Assumes prepayments at 40% CPR and draws at 10% CDR.

(2)   Assumes Prime Rate equals 20%.

(3) Not shown since it is artificially high due to the short first interest accrual period on the Notes.

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

  Collateral characteristics for the HELOCs are listed below as of the Cut-off
                                      Date

Total Number of HELOCs                         7,972     Occupancy Status
Total Outstanding HELOC Balance          502,996,253        Owner-Occupied                     98.66%
Average Drawn Amount                          63,095        Investment                          0.69%
Average Credit Limit                          79,981        Second Home                         0.65%
Current WA Coupon                              8.296%
WA Credit Utilization Ratio                    78.89%
WA Margin                                      1.364%    Loan Documentation
WA Life Cap                                   17.993%       Stated                              0.57%
WA Loan Age (months)                             6.8        Reduced                            95.92%
WA Remaining Term (months)                       249        Limited                             0.05%
WA CLTV                                        82.94%       Fast Track                          3.45%
WA Credit Score                                  719
WA Junior Mortgage Ratio (Second Liens                   Loan Purpose
Only)                                          21.95%
                                                            Cash Out Refinance                 59.79%
Lien Position                                               Purchase                           36.81%
   First Lien                                   3.15%       Rate/Term Refinance                 3.40%
   Second Lien                                 96.85%
                                                         Geographic Distribution
Property Type                                            (Other states account individually
                                                         for less than 4% of the Cut-Off
                                                         Date Principal Balance)
   Single Family                               66.13%
   PUD                                         18.28%       CA                                 66.50%
   Condo                                       11.14%       FL                                  4.78%
   2-4 Family                                   4.44%       NY                                  4.71%

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                           Collateral Characteristics
--------------------------------------------------------------------------------

        Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

----------------------------------------------------------------------------------
                         Outstanding Principal Balances
----------------------------------------------------------------------------------
                          Number of                                   % of
 Principal Balance ($)     HELOCs     Principal Balance ($)   Cut-off Date Balance
----------------------------------------------------------------------------------
0.00 - 9,999.99               536            2,668,604                 0.53
10,000.00 - 25,000.00       1,181           21,886,122                 4.35
25,000.01 - 50,000.00       2,246           84,346,385                16.77
50,000.01 - 100,000.00      2,643          189,012,162                37.58
100,000.01 - 200,000.00     1,165          155,793,713                30.97
200,000.01 - 300,000.00       172           38,608,389                 7.68
300,000.01 - 500,000.00        27            9,675,888                 1.92
500,000.01 - 750,000.00         2            1,004,990                 0.20
----------------------------------------------------------------------------------
Total:                      7,972          502,996,253               100.00
----------------------------------------------------------------------------------

   Minimum: $0.06
   Maximum: $503,759.39
   Average: $63,095.37

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

        Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

----------------------------------------------------------------------------------
                              Current Interest Rates
----------------------------------------------------------------------------------
                          Number of                                   % of
 Current Loan Rates (%)    HELOCs     Principal Balance ($)   Cut-off Date Balance
----------------------------------------------------------------------------------
3.501 - 4.000                 110            7,838,352                 1.56
4.501 - 5.000                 432           35,020,851                 6.96
5.501 - 6.000                   2               69,291                 0.01
6.001 - 6.500                 365           14,531,463                 2.89
6.501 - 7.000                 873           36,699,465                 7.30
7.001 - 7.500                 869           62,969,517                12.52
7.501 - 8.000                 817           55,895,167                11.11
8.001 - 8.500               1,122           74,945,188                14.90
8.501 - 9.000               1,064           66,466,682                13.21
9.001 - 9.500                 770           51,078,760                10.15
9.501 - 10.000                591           35,430,639                 7.04
10.001 - 10.500               380           24,790,219                 4.93
10.501 - 11.000               271           17,593,072                 3.50
11.001 - 11.500               174           11,595,972                 2.31
11.501 - 12.000                74            4,284,952                 0.85
12.001 - 12.500                27            1,817,275                 0.36
12.501 - 13.000                25            1,694,899                 0.34
13.001 >=                       6              274,488                 0.05
----------------------------------------------------------------------------------
Total:                      7,972          502,996,253               100.00
----------------------------------------------------------------------------------

   Minimum:          3.990%
   Maximum:          14.000%
   Weighted Average: 8.296%

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

        Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

----------------------------------------------------------------------------------
                        Original Terms to Stated Maturity
----------------------------------------------------------------------------------
                          Number of                                   % of
 Original Term (months)    HELOCs     Principal Balance ($)   Cut-off Date Balance
----------------------------------------------------------------------------------
97 - 120                      107            8,383,219                 1.67
169 - 192                      37            2,560,210                 0.51
217 - 240                   5,977          346,820,085                68.95
289 - 312                   1,696          136,511,647                27.14
337 - 360                     155            8,721,093                 1.73
----------------------------------------------------------------------------------
Total:                      7,972          502,996,253               100.00
----------------------------------------------------------------------------------

   Minimum:          120
   Maximum:          360
   Weighted Average: 256

----------------------------------------------------------------------------------
                       Remaining Terms to Stated Maturity
----------------------------------------------------------------------------------
                          Number of                                   % of
Remaining Term (months)    HELOCs     Principal Balance ($)   Cut-off Date Balance
----------------------------------------------------------------------------------
85 - 96                         4               92,301                 0.02
97 - 108                       59            5,114,027                 1.02
109 - 120                      44            3,176,891                 0.63
157 - 168                      12              639,859                 0.13
169 - 180                      25            1,920,351                 0.38
193 - 204                       2               88,971                 0.02
205 - 216                      28              996,211                 0.20
217 - 228                     786           33,464,264                 6.65
229 - 240                   5,161          312,270,639                62.08
265 - 276                       4              111,380                 0.02
277 - 288                     323           27,842,093                 5.54
289 - 300                   1,369          108,558,173                21.58
325 - 336                      26              174,318                 0.03
337 - 348                       2               58,963                 0.01
349 - 360                     127            8,487,813                 1.69
----------------------------------------------------------------------------------
Total:                      7,972          502,996,253               100.00
----------------------------------------------------------------------------------

   Minimum:          93
   Maximum:          355
   Weighted Average: 249

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

        Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

----------------------------------------------------------------------------------
                                    Loan Age
----------------------------------------------------------------------------------
                          Number of                                   % of
   Loan Age (months)       HELOCs     Principal Balance ($)   Cut-off Date Balance
----------------------------------------------------------------------------------
0 - 4                       2,831          189,180,865                37.61
5 - 8                       2,746          169,276,513                33.65
9 - 12                      1,350           88,243,334                17.54
13 - 16                       464           26,234,309                 5.22
17 - 20                       421           22,220,000                 4.42
21 - 25                       116            6,760,604                 1.34
26 - 30                        33              963,255                 0.19
31 - 35                         9               28,402                 0.01
41 - 45                         2               88,971                 0.02
----------------------------------------------------------------------------------
Total:                      7,972          502,996,253               100.00
----------------------------------------------------------------------------------

   Minimum:          0
   Maximum:          42.0
   Weighted Average: 6.8

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

      Collateral characteristics for the HELOCs are listed below as of the
                                  Cut-off Date

-------------------------------------------------------------------------------------
                            Combined Loan-to-Value Ratio
-------------------------------------------------------------------------------------
                             Number of                                   % of
Combined Loan-to-Value (%)     HELOCs    Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------------
0.01 - 70.00                   1,595           86,791,886                17.25
70.01 - 75.00                    413           25,492,534                 5.07
75.01 - 80.00                  1,156           77,104,959                15.33
80.01 - 85.00                    429           25,843,440                 5.14
85.01 - 90.00                  2,631          160,933,754                32.00
90.01 - 95.00                    780           51,647,467                10.27
95.01 - 100.00                   968           75,182,212                14.95
-------------------------------------------------------------------------------------
Total:                         7,972          502,996,253               100.00
-------------------------------------------------------------------------------------

   Minimum:          4.00%
   Maximum:          100.00%
   Weighted Average: 82.94%

-------------------------------------------------------------------------------------
                                    Lien Position
-------------------------------------------------------------------------------------
                             Number of                                   % of
      Lien Position            HELOCs    Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------------
1st Lien                         243           15,847,776                 3.15
2nd Lien                       7,729          487,148,477                96.85
-------------------------------------------------------------------------------------
Total:                         7,972          502,996,253               100.00
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

      Collateral characteristics for the HELOCs are listed below as of the
                                  Cut-off Date

-------------------------------------------------------------------------------------
                                Junior Mortgage Ratio*
-------------------------------------------------------------------------------------
                             Number of                                   % of
 Junior Mortgage Ratio (%)     HELOCs    Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------------
0.01 - 10.00                     599           18,094,848                 3.71
10.01 - 20.00                  4,719          281,078,618                57.70
20.01 - 30.00                  1,342           99,601,990                20.45
30.01 - 40.00                    598           46,609,921                 9.57
40.01 - 50.00                    272           24,103,104                 4.95
50.01 - 60.00                     99            8,121,869                 1.67
60.01 - 70.00                     53            5,523,436                 1.13
70.01 - 80.00                     13            1,705,375                 0.35
80.01 - 90.00                     20            1,520,968                 0.31
90.01 - 100.00                    14              788,347                 0.16
-------------------------------------------------------------------------------------
Total:                         7,729          487,148,477               100.00
-------------------------------------------------------------------------------------

   Non Zero Minimum:          1.87%
   Maximum:                   99.67%
   Non Zero Weighted Average: 21.95%

   *Only represents second liens.

-------------------------------------------------------------------------------------
                                     Credit Limit
-------------------------------------------------------------------------------------
                             Number of                                   % of
     Credit Limit ($)          HELOCs    Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------------
<= 30,000.00                   1,194           22,913,260                 4.56
30,000.01 - 50,000.00          1,848           64,611,926                12.85
50,000.01 - 70,000.00          1,363           72,866,021                14.49
70,000.01 - 90,000.00          1,029           68,280,410                13.57
90,000.01 - 110,000.00         1,014           76,719,530                15.25
110,000.01 - 130,000.00          391           40,127,521                 7.98
130,000.01 - 150,000.00          370           39,252,389                 7.80
150,000.01 - 170,000.00          112           15,628,364                 3.11
170,000.01 - 190,000.00          114           16,486,392                 3.28
190,000.01 >=                    537           86,110,440                17.12
Total:                         7,972          502,996,253               100.00
-------------------------------------------------------------------------------------

   Minimum:          $10,000.00
   Maximum:          $500,000.00
   Weighted Average: $79,981.70

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

      Collateral characteristics for the HELOCs are listed below as of the
                                  Cut-off Date

-------------------------------------------------------------------------------------
                         Credit Limit Utilization Rates
-------------------------------------------------------------------------------------
                             Number of                                   % of
   Utilization Rate (%)        HELOCs    Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------------
0.00 - 74.99                   2,165           72,440,121                14.40
75.00 - 79.99                    189           11,639,945                 2.31
80.00 - 84.99                    185           12,971,418                 2.58
85.00 - 89.99                    223           13,800,450                 2.74
90.00 - 94.99                    322           20,899,691                 4.16
95.00 - 99.99                  1,588          104,874,798                20.85
100.00 - 100.00                   80            7,713,894                 1.53
100.01 - 109.00                3,220          258,655,937                51.42
-------------------------------------------------------------------------------------
Total:                         7,972          502,996,253               100.00
-------------------------------------------------------------------------------------

   Minimum: 0.000%
   Maximum: 100.000%
   Average: 78.89%

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

      Collateral characteristics for the HELOCs are listed below as of the
                                  Cut-off Date

-------------------------------------------------------------------------------------
                                       Margin
-------------------------------------------------------------------------------------
                             Number of                                   % of
        Margin (%)             HELOCs    Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------------
<= 0.000                       1,754           89,834,289                17.86
0.001 - 0.500                    848           59,788,538                11.89
0.501 - 1.000                  1,184           82,657,540                16.43
1.001 - 1.500                  1,199           79,973,704                15.90
1.501 - 2.000                    918           58,158,992                11.56
2.001 - 2.500                    873           54,167,249                10.77
2.501 - 3.000                    420           27,354,782                 5.44
3.001 - 3.500                    326           22,443,353                 4.46
3.501 - 4.000                    218           14,158,682                 2.81
4.001 - 4.500                    157            9,788,080                 1.95
4.501 - 5.000                     30            1,590,322                 0.32
5.001 - 5.500                     29            2,065,953                 0.41
5.501 - 6.000                     14              990,647                 0.20
6.001 - 6.500                      1                  219                 0.00
6.501 - 7.000                      1               23,904                 0.00
-------------------------------------------------------------------------------------
Total:                         7,972          502,996,253               100.00
-------------------------------------------------------------------------------------

   Minimum:          -1.000%
   Maximum:          6.750%
   Weighted Average: 1.364%

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

         Collateral characteristics are listed below as of Cut-off Date

-------------------------------------------------------------------------------
                                 State (Top 30)
-------------------------------------------------------------------------------
                      Number of                                   % of
State (Top 30)         HELOCs     Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------
CA                      4,579          334,477,175                66.50
FL                        487           24,035,030                 4.78
NY                        390           23,673,332                 4.71
VA                        250           14,927,862                 2.97
NJ                        292           13,219,797                 2.63
NV                        221           12,177,379                 2.42
AZ                        203           11,073,870                 2.20
MD                        160            9,494,522                 1.89
IL                        181            7,631,791                 1.52
HI                         80            6,290,207                 1.25
WA                        101            5,409,748                 1.08
MA                        106            4,345,798                 0.86
CO                        102            4,260,012                 0.85
MI                        110            3,578,938                 0.71
PA                         78            2,792,837                 0.56
OR                         59            2,361,236                 0.47
MN                         62            2,331,769                 0.46
CT                         52            2,246,377                 0.45
OH                         46            2,189,478                 0.44
NC                         43            1,673,445                 0.33
NH                         24            1,257,918                 0.25
UT                         24            1,205,324                 0.24
WI                         23            1,116,280                 0.22
DC                         15            1,104,956                 0.22
MO                         23            1,095,997                 0.22
GA                         26            1,086,610                 0.22
RI                         18              984,975                 0.20
NM                         25              930,842                 0.19
WV                         17              631,212                 0.13
ID                         16              523,809                 0.10
Other                     159            4,867,725                 0.97
-------------------------------------------------------------------------------
Total:                  7,972          502,996,253               100.00
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

  Collateral characteristics for the HELOCs are listed below as of the Cut-off
                                      Date

-------------------------------------------------------------------------------
                                Occupancy Status
-------------------------------------------------------------------------------
                       Number of                                  % of
  Occupancy Status      HELOCs     Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------
Primary Home             7,867          496,269,464                98.66
Investment                  54            3,451,945                 0.69
Second Home                 51            3,274,844                 0.65
-------------------------------------------------------------------------------
Total:                   7,972          502,996,253               100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               Documentation Type
-------------------------------------------------------------------------------
                       Number of   Principal Balance ($)          % of
  Documentation Type     HELOCs                             Cut-off Date Balance
-------------------------------------------------------------------------------
Limited                      5              254,301                 0.05
Stated                      28            2,881,559                 0.57
Reduced                  7,680          482,484,107                95.92
Fast Track                 259           17,376,286                 3.45
-------------------------------------------------------------------------------
Total:                   7,972          502,996,253               100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  HELOC Purpose
-------------------------------------------------------------------------------
                       Number of                                  % of
  Loan Purpose          HELOCs     Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------
Cash Out Refinance       5,065          300,750,278                59.79
Purchase                 2,620          185,131,118                36.81
Rate/Term Refinance        287           17,114,858                 3.40
-------------------------------------------------------------------------------
Total:                   7,972          502,996,253               100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  Property Type
-------------------------------------------------------------------------------
                       Number of                                  % of
  Property Type         HELOCs     Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------
Single Family            5,370          332,628,090                66.13
PUD                      1,299           91,964,887                18.28
Condo                      969           56,047,847                11.14
2-4 Family                 333           22,353,068                 4.44
Townhouse                    1                2,361                 0.00
-------------------------------------------------------------------------------
Total:                   7,972          502,996,253               100.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                               Residential Mortgage Finance

--------------------------------------------------------------------------------
                     Collateral Characteristics (continued)
--------------------------------------------------------------------------------

  Collateral characteristics for the HELOCs are listed below as of the Cut-off
                                      Date

-------------------------------------------------------------------------------
                                  Credit Scores
-------------------------------------------------------------------------------
                       Number of                                  % of
  Credit Scores         HELOCs     Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------
0 - 619                     83            5,233,514                 1.04
620 - 639                   72            4,636,850                 0.92
640 - 659                  426           25,116,944                 4.99
660 - 679                  836           51,402,848                10.22
680 - 699                1,244           82,307,439                16.36
700 - 719                1,332           89,799,717                17.85
720 - 739                1,161           78,524,413                15.61
740 - 759                  995           64,398,294                12.80
760 >=                   1,823          101,576,235                20.19
-------------------------------------------------------------------------------
Total:                   7,972          502,996,253               100.00
-------------------------------------------------------------------------------

  Non Zero Minimum:          461
  Maximum:                   839
  Non Zero Weighted Average: 719

--------------------------------------------------------------------------------
                                    Draw Term
--------------------------------------------------------------------------------
                       Number of                                  % of
  Draw Term             HELOCs     Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------
60                          11              822,419                 0.16
120                      7,922          499,528,197                99.31
180                         39            2,645,637                 0.53
-------------------------------------------------------------------------------
Total:                   7,972          502,996,253               100.00
-------------------------------------------------------------------------------
  Minimum:           60
  Maximum:          180
  Weighted Average: 120

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------

   LEHMAN BROTHERS                              Residential Mortgage Finance

-------------------------------------------------------------------------------
                                    Max Rate
-------------------------------------------------------------------------------
                       Number of                                  % of
Max Rate (%)            HELOCs     Principal Balance ($)   Cut-off Date Balance
-------------------------------------------------------------------------------
16.000                      43            1,673,445                 0.33
18.000                   7,929          501,322,808                99.67
-------------------------------------------------------------------------------
Total:                   7,972          502,996,253               100.00
-------------------------------------------------------------------------------

   Weighted Average: 17.993%

--------------------------------------------------------------------------------
The depositor has filed with the SEC a registration statement (including a prospectus, any prospectus supplement and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, Ext 9519; Attention: Paul Tedeschi.
--------------------------------------------------------------------------------